Supplement dated February 15, 2013
to the
Evermore Funds Trust
Prospectus and Statement of Additional Information dated April 30, 2012

Closing of Class C Shares

On February 13, 2013, the Board of Trustees of Evermore Funds Trust (the “Trust”) approved the suspension of sales of Class C shares of the Evermore Global Value Fund (the “Fund”).  Effective as of February 19, 2013, Class C shares of the Fund will no longer be available for purchase.

On or about March 31, 2013, the Fund will redesignate (rename) its Class C shares as Class A shares of the Fund.  Prior to the redesignation, shareholders of Class C shares may redeem their investments as described in the Fund’s Prospectus.  For shareholders planning on redeeming Class C shares prior to their redesignation as Class A shares, please note that the Adviser will waive the 2.00% contingent deferred sales charge for any shares held 30 days or less.

If shares are not redeemed prior to the redesignation, each shareholder owning Class C shares of the Fund will own Class A shares of the Fund equal to the aggregate value of their Class C shares.  Shareholders will not be charged the sales load imposed on purchases of Class A shares.  The redesignation will be treated as a non-reportable, non-taxable transaction.

Please see the Prospectus for more information about the fees and expenses associated with Class A shares.  Please contact the Fund at 866-EVERMORE (866-383-7667) if you have any questions.

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Please retain this supplement for future reference.